BLACKROCK PACIFIC FUND, INC.

(the “Fund”)

SUPPLEMENT DATED OCTOBER 3, 2014 TO THE

PROSPECTUS DATED APRIL 30, 2014

Effective immediately, the Fund’s prospectus is amended hereby as follows:

In the “Fund Overview” section, the subsection entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Andrew Swan	2011	Managing Director of BlackRock, Inc.
Oisin Crawley, CFA	2014	Director of BlackRock, Inc.

The section in the prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Andrew Swan and Oisin Crawley, CFA, are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section in the prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Swan	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2011; Portfolio Manager with JF Asset Management from 2004 to 2011.
Oisin Crawley, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Director of BlackRock, Inc. since 2014; Partner at TT International from 2009 to 2013.

Shareholders should retain this Supplement for future reference.

PRO-10073-1014SUP